Exhibit 99.8

2026 Proposal No. 4 — XCF Global 2025 Equity Incentive Plan Increase Proposal: To approve the increase of the number of shares of XCF Global Common Stock reserved for issuance under the XCF Global 2025 Equity Incentive Plan from 14 , 557 , 181 to 80 , 000 , 000 (the “XCF Global 2025 Equity Incentive Plan Increase Proposal”) ; and Proposal No. 5 — XCF Global Adjournment Proposal: To vote on a proposal to authorize an adjournment of the XCF Global Special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the XCF Global Stock Issuance Proposal (the “XCF Global Adjournment Proposal”) . Proposal No. 1 — XCF Global Authorized Stock Increase Proposal: To increase the number of shares of XCF Global Class A common stock, par value $ 0 . 0001 per share (the “XCF Global Common Stock”) that XCF Global is authorized to issue from 500 , 000 , 000 to 1 , 700 , 000 , 000 (the “XCF Global Authorized Stock Increase Proposal”) ; Proposal No. 2 — XCF Global Stock Issuance Proposal: To vote on a proposal to approve, in accordance with Nasdaq Listing Rules 5635 (a), (b) an d (d) , th e potentia l issuanc e o f 19 . 99 % o r mor e o f XC F Global ’ s issue d an d outstandin g XC F Globa l Commo n Stock , constitutin g the stoc k consideratio n t o b e issue d pursuan t t o tha t certai n Business Combinatio n Agreemen t (a s ma y b e amended , supplemented , restated and/o r otherwis e modi fi e d fro m tim e t o time , th e “BCA”) , date d a s of Apri l 13 , 2026 , b y an d amon g XC F Global , DevvStrea m Corp . , a n Alberta corporatio n (“DevvStream”) , Souther n Energ y Renewable s Inc . , a Louisiana corporatio n (“Souther n Energy”) , DevvStrea m Merge r Su b Inc . , a Delaware corporatio n an d a wholly - owne d subsidiar y o f XC F Globa l (“DevvStream Merge r Sub” ) an d Souther n Merge r Su b Inc . , a Delawar e corporatio n and a wholly - owne d subsidiar y o f XC F Globa l (“Souther n Energ y Merge r Sub”), a cop y o f whic h i s include d a s Anne x A t o th e accompanyin g join t proxy statement/prospectu s (th e “XCF Globa l Stoc k Issuanc e Proposal”) ; Proposal No. 3 — XCF Global Director Election Proposal: To elect seven directors, effective as of the effective time (the “Effective Time”) of the Business Combination contemplated by the BCA, to serve on the board of directors of the post - closing company until their respective successors are duly elected and qualified or until such directors’ earlier death, resignation or removal (the “XCF Global Director Election Proposal”) ; FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly Date 2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark your votes like this X 207598 XCF Global Proxy Card - Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK YYY EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on XXXXX XX, 2026 . INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/XXXXXXX MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS XCF GLOBAL, INC. Holders of XCF Global Common Shares owning such shares of record at the close of business on , 2026 are entitled to attend and vote at the XCF Global Special Meeting and any continuation or adjournment thereof . The enclosed joint proxy statement/prospectus more fully describes the details of the business to be conducted at the meeting . XCF Global does not contemplate discussing any other business at the meeting . Your vote is very important . Please vote whether or not you plan to attend the XCF Global Special Meeting . Your promptness in voting will assist us in ensuring that a quorum is present or represented . We urge you to read the enclosed joint proxy statement/prospectus, including the Annexes, carefully and in their entirety, as they include important information about the Business Combination and the Business Combination . In particular, we urge you to carefully read the section titled “Risk Factors” beginning on page 22 of the enclosed joint proxy statement/prospectus for a description of the risks that you should consider in evaluating the proposals at the XCF Global Special Meeting . THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 , 2 , 3 , 4 AND 5 . PLEASE SIGN, DATE AND RETURN THE PROXY I N THE ENVELOPE ENCLOSE D TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY . THIS PROXY WILL BE VOTE D I N THE MANNER DIRECTED HEREI N BY THE UNDERSIGNE D STOCKHOLDER . IF NO DIRECTIO N IS MADE, THIS PROXY WILL BE VOTE D “FOR” PROPOSAL S 1 , 2 , 3 , 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPO N SUCH OTHER MATTERS AS MAY PROPER L Y COME BEFORE THE MEETING O R ANY ADJOURNMENTS THEREOF . THIS PROXY WILL REVOKE ALL PRIO R PROXIES SIGNE D BY YOU . (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders of XCF Global, Inc. to be held on XXXXX XX, 2026 To view the 2026 Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/XXXXXX 207598 XCF Global Proxy Card - Back